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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of Earliest Event Reported): February 20, 2004

                           CIB MARINE BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    WISCONSIN
                 (State or Other Jurisdiction of Incorporation)

                 000-24149                                  37-1203599
         (Commission File Number)              (IRS Employer Identification No.)

N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN                   53072
 (Address of Principal Executive Offices)                  (Zip Code)

                                 (262) 695-6010
              (Registrant's Telephone Number, Including Area Code)



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Item 12. Results of Operations and Financial Condition

         Incorporated by reference is a letter to shareholders issued by the registrant on February 20, 2004, filed concurrently herewith as Exhibit 99, relating to the delayed availability of results of operations for the quarter ended September 30, 2003 and disclosure of a net loss for fiscal year 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CIB MARINE BANCSHARES, INC.

Dated:   February 20, 2004                By: /s/ Donald J. Straka
                                              ----------------------------------
                                              Donald J. Straka,
                                              Senior Vice President, Chief Legal
                                              Officer, Secretary



                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit          Location
--------------    ----------------------          --------

99                Letter to Shareholders          Filed electronically herewith.
                  dated February 20, 2004